united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22718

Two Roads Shared Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Richard Malinowski, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2734

Date of fiscal year end: 7/31

Date of reporting period: 1/31/18

Item 1. Reports to Stockholders.

Affinity Small Cap Fund

Class A AISOX
Class C AISPX
Class I AISQX

January 31, 2018

Semi-Annual Report

www.affinityinvestment.com

1-866-345-0588

LETTER TO SHAREHOLDERS OF THE AFFINITY SMALL CAP FUND (AISQX)

January 2018

Dear Shareholders,

Small cap stocks, as measured by the Russell 2000® Index1, returned a total of 14.65% through year-end, compared with the Fund’s performance of 21.15%. The Affinity Small Cap Fund had a good year relative to the benchmark with performance coming across many sectors especially technology, healthcare, capital goods, real estate, materials and retail. A number of these sectors performed quite well in 2017 such as healthcare +35% and capital goods +22%.

As we come into 2018, the market has taken on a distinctly different tone. Despite tax reform and a global recovery the market volatility signifies a tenseness and a sensitivity to headlines. This is reasonable as we pass into a later phase of this market cycle. The US economy has now recovered to a point where the FED will now start being sensitive to full employment and rising inflation. This leads to a policy of tightening and the market has reacted to the how much and when of those actions. This alone may be the biggest contributor to recent volatility though a short term pullback or “rest” is expected given the relatively rapid rise in the markets since late 2016. Clearly, talk of a contentious trade environment and the ongoing political discourse regarding President Trump, Russia, North Korea and other noise can only exacerbate short-term market volatility.

In conclusion, there are again two primary thoughts that we wish to leave with our shareholders. First, in our view small cap stocks are still poised to perform better versus large cap stocks especially when a select group of the largest, momentum-driven names no longer provide leadership. Second, within the small cap space we believe Affinity’s Small Cap strategy should perform well relative to the Index as investors embrace those very important tenets called valuation and fundamentals. As of Jan 31, 2018,

Affinity’s Small Cap Fund had a forward P/E of 13.6x versus the Russell 2000 Index’s forward P/E of 25.3x.

Despite this 46% discount, the strategy still captures a 5 year EPS growth rate of 17.2% vs. 15.5% for the Index.

Gregory R. Lai, CFA

CEO & Founder

1 The indexes are unmanaged. The Russell 2000® Index measures the performance of small-sized U.S. companies and the S&P 500 Index of 500 widely held large cap U.S. companies. The indexes and the Fund are with dividends, which positively impact the performance results. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell is a trademark of Russell Investment Group.

4411 – NLD – 4/11/2018

Affinity Small Cap Fund
PORTFOLIO REVIEW
January 31, 2018 (Unaudited)

The Fund’s performance figures* for the period ended January 31, 2018, compared to its benchmark:

	Six Month	One Year	Since Inception(a)
Class A	16.59%	22.57%	9.10%
Class A with 5.75% load	9.89%	15.51%	6.55%
Class C	16.15%	21.82%	8.33%
Class I	16.72%	22.92%	9.43%
Russell 2000 Total Return Index(b)	11.23%	17.18%	11.64%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. The Advisor has contractually agreed to waive fees and/or reimburse expenses of the Fund until at least December 1, 2018 to ensure that total annual Fund operating expenses (exclusive of any front-end or contingent deferred loads; brokerage cost fees and commissions; expenses of other investment companies in which the Fund may invest (“acquired fund fees and expenses”); borrowing costs, such as interest and dividend expense on securities sold short; taxes and; extraordinary expenses, such as litigation expenses) do not exceed 1.75%, 2.50% and 1.50% of average daily net assets attributable to for Class A, Class C and Class I shares, respectively, per the most recent prospectus. This agreement may be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the adviser. Without waiver the gross expense ratios are 4.99%, 5.74%, 4.74% for Class A, Class C, and Class I shares, respectively. These expense reimbursements are subject to possible recoupment from the Fund in the future years on a rolling three-year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-345-0588.

(a)	Affinity Small Cap Fund commenced investment operations on July 31, 2015.

(b)	The Russell 2000 Total Return index measures the performance of approximately 2,000 small-cap companies in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks. The Russell 2000 also serves as a benchmark for small-cap stocks in the United States.

The Fund’s Portfolio Allocation is as follows:

Portfolio Composition as of January 31, 2018
Industries	(as a% of net assets)
Banks	8.4%
Commercial Services	6.8%
Biotechnology	5.6%
Healthcare Services	5.2%
Semiconductors	5.2%
Diversified Financial Services	4.4%
Insurance	4.4%
Electronics	3.9%
Engineering & Construction	3.3%
Chemicals	3.0%
Other Assets In Excess of Liabilities	49.8%
100.0%

Please refer to the Schedule of Investments in this semi-annual report for a detailed analysis of the Fund’s holdings.

Affinity Small Cap Fund
SCHEDULE OF INVESTMENTS (Unaudited)
January 31, 2018

Shares		Fair Value

	COMMON STOCK - 92.4%
	AIRLINES - 1.7%
3,978	SkyWest, Inc.	$221,774

	AUTO MANUFACTURERS - 1.8%
8,967	Wabash National Corp.	231,618

	AUTO PARTS & EQUIPMENT - 2.9%
1,053	Cooper-Standard Holdings, Inc. *	131,193
8,701	Meritor, Inc. *	237,363
		368,556
	BANKS - 8.4%
4,829	Bank of NT Butterfield & Son Ltd.	194,078
4,576	Carolina Financial Corp.	188,714
4,246	FB Financial Corp. *	179,521
3,388	Heartland Financial USA, Inc.	180,072
2,855	Preferred Bank/Los Angeles CA	183,919
2,115	Washington Trust Bancorp, Inc.	113,787
785	Western Alliance Bancorp *	46,048
		1,086,139
	BIOTECHNOLOGY - 5.6%
1,324	Bluebird Bio, Inc. *	271,288
4,805	Exact Sciences Corp. *	238,857
14,259	Innoviva, Inc. *	208,039
		718,184
	CHEMICALS - 3.0%
8,438	Ferro Corp. *	198,462
7,009	Kronos Worldwide, Inc.	192,397
		390,859
	COMMERCIAL SERVICES - 6.8%
4,107	Aaron’s, Inc.	167,935
3,038	Deluxe Corp.	225,632
3,433	On Assignment, Inc. *	262,865
16,467	Travelport Worldwide Ltd.	224,116
		880,548
	COMPUTERS - 1.3%
5,039	Nutanix, Inc. *	161,752

	DISTRIBUTION/WHOLESALE - 1.4%
2,171	Anixter International, Inc. *	181,713

	DIVERSIFIED FINANCIAL SERVICES - 4.4%
8,588	Aircastle Ltd.	202,849
2,266	Federal Agricultural Mortgage Corp.	181,846
10,289	OM Asset Management Plc	184,070
		568,765

See accompanying notes to financial statements.

Affinity Small Cap Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
January 31, 2018

Shares		Fair Value

	ELECTRONICS - 3.9%
3,886	II-VI, Inc. *	$165,738
4,035	Methode Electronics, Inc.	164,830
6,450	Sanmina Corp. *	168,667
		499,235
	ENERGY-ALTERNATE SOURCES - 1.3%
15,297	Renewable Energy Group, Inc. *	163,678

	ENGINEERING & CONSTRUCTION - 3.3%
4,823	Comfort Systems USA, Inc.	205,460
2,761	EMCOR Group, Inc.	224,414
		429,874
	FOOD - 2.7%
5,352	B&G Foods, Inc.	176,616
1,361	Sanderson Farms, Inc.	172,711
		349,327
	GAS - 1.6%
2,830	Southwest Gas Holdings, Inc.	208,231

	HEALTHCARE-PRODUCTS - 1.7%
9,209	Lantheus Holdings, Inc. *	211,807

	HEALTHCARE-SERVICES - 5.2%
4,544	Encompass Health Corp.	240,468
9,094	Ensign Group, Inc.	209,435
2,209	Molina Healthcare, Inc. *	220,016
		669,919
	HOME BUILDERS - 2.7%
5,764	KB Home	181,681
10,395	TRI Pointe Group, Inc. *	169,542
		351,223
	INSURANCE - 4.4%
5,708	American Equity Investment Life Holding Co.	188,364
4,153	Essent Group Ltd. *	193,198
13,017	Third Point Reinsurance Ltd. *	185,492
		567,054
	INTERNET - 1.3%
7,061	Blucora, Inc. *	172,288

	IRON STEEL - 1.4%
5,437	Schnitzer Steel Industries, Inc.	185,945

	LEISURE TIME - 2.2%
3,515	Camping World Holdings, Inc.	157,296
3,794	Malibu Boats, Inc. *	126,188
		283,484
	LODGING - 2.0%
8,393	ILG, Inc.	263,624

See accompanying notes to financial statements.

Affinity Small Cap Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
January 31, 2018

Shares		Fair Value

	MEDIA - 1.9%
6,526	Sinclair Broadcast Group, Inc.	$242,115

	METAL FABRICATE/HARDWARE - 1.5%
3,096	Sun Hydraulics Corp.	192,200

	MINING - 1.3%
4,956	US Silica Holdings, Inc.	164,985

	OIL & GAS - 1.2%
7,616	Carrizo Oil & Gas, Inc. *	153,158

	PHARMACEUTICALS - 2.5%
5,736	Lannett Co., Inc. *	116,728
11,210	Sucampo Pharmaceuticals, Inc. *	201,219
		317,947
	REAL ESTATE - 1.5%
3,947	HFF, Inc.	194,232

	RETAIL - 2.6%
1,085	Children’s Place, Inc.	162,533
1,388	Lithia Motors, Inc.	173,444
		335,977
	SAVINGS & LOANS - 1.6%
8,114	Sterling Bancorp	200,822

	SEMICONDUCTORS - 5.2%
17,941	AXT, Inc. *	141,734
3,488	Cirrus Logic, Inc. *	172,900
6,614	MaxLinear, Inc. - Cl. A *	170,575
1,839	MKS Instruments, Inc.	188,130
		673,339
	SOFTWARE - 2.1%
2,079	Ebix, Inc.	170,686
825	Take-Two Interactive Software, Inc. *	104,503
		275,189
	TOTAL COMMON STOCK (Cost $9,952,709)	11,915,561

See accompanying notes to financial statements.

Affinity Small Cap Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
January 31, 2018

Shares		Fair Value

	REAL ESTATE INVESTMENT TRUSTS (REITs) - 2.8%
16,092	iStar, Inc. *	$169,771
10,777	Sabra Health Care REIT, Inc.	195,064
	TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $398,359)	364,835

	TOTAL INVESTMENTS - 95.2% (Cost $10,351,068) (a)	$12,280,396
	OTHER ASSETS LESS LIABILITIES - 4.8%	621,587
	TOTAL NET ASSETS - 100.0%	$12,901,983

*	Non-Income producing security.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $10,353,121 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$2,083,490
Unrealized depreciation:	(156,215)
Net unrealized appreciation:	$1,927,275

See accompanying notes to financial statements.

Affinity Small Cap Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
January 31, 2018

ASSETS
Investment securities:
At cost	$10,351,068
At value	$12,280,396
Cash	575,465
Receivable for Fund shares sold	11,344
Receivable due from Adviser	19,730
Dividends receivable	436
Prepaid expenses	25,893
TOTAL ASSETS	12,913,264

LIABILITIES
Distribution (12b-1) fees payable	162
Payable to related parties	3,199
Accrued expenses	7,920
TOTAL LIABILITIES	11,281
NET ASSETS	$12,901,983

Composition of Net Assets:
Paid in capital	$10,787,501
Accumulated net investment loss	(39,508)
Accumulated net realized gain from investment transactions	224,662
Net unrealized appreciation of investments	1,929,328
NET ASSETS	$12,901,983

Net Asset Value Per Share:
Class A Shares:
Net Assets	$554,193
Shares of beneficial interest outstanding (c)	44,678
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a)	$12.40
Maximum offering price per share (net asset value plus maximum sales charge of 5.75%)	$13.16

Class C Shares:
Net Assets	$89,451
Shares of beneficial interest outstanding (c)	7,340
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)	$12.19

Class I Shares:
Net Assets	$12,258,339
Shares of beneficial interest outstanding (c)	983,636
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$12.46

(a)	Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares redeemed less than 18 months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions).

(b)	A CDSC of 1.00% is imposed in the event of certain redemption transactions within one year following each investment.

(c)	Unlimited number of shares of beneficial interest authorized, no par value.

See accompanying notes to financial statements.

Affinity Small Cap Fund
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended January 31, 2018

INVESTMENT INCOME
Dividends	$43,715
TOTAL INVESTMENT INCOME	43,715

EXPENSES
Investment management fees	41,902
Distribution (12b-1) fees:
Class A	461
Class C	420
Registration fees	23,000
Legal fees	18,554
Accounting services fees	18,148
Compliance officer fees	10,368
Audit Fees	8,319
Transfer agent fees	8,166
Administration fees	6,148
Trustees fees and expenses	5,746
Printing and postage expenses	5,468
Shareholder servicing fees	3,781
Custodian fees	2,521
Insurance expense	184
Other expenses	756
TOTAL EXPENSES	153,942

Less: Fees waived and expenses reimbursed by the Adviser	(86,688)
NET EXPENSES	67,254

NET INVESTMENT LOSS	(23,539)

REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
Net realized gain from:
Investments	224,685
Net change in unrealized appreciation on:
Investments	1,048,595

NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS	1,273,280

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,249,741

See accompanying notes to financial statements.

Affinity Small Cap Fund
STATEMENT OF CHANGES IN NET ASSETS

	For the Six Months
	Ended January 31, 2018	For the Year
	(Unaudited)	Ended July 31, 2017

FROM OPERATIONS
Net investment loss	$(23,539)	$(706)
Net realized gain from investments	224,685	41,234
Net change in unrealized appreciation on investments	1,048,595	704,510
Net increase in net assets resulting from operations	1,249,741	745,038

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains:
Class A	(840)
Class C	(206)
Class I	(20,045)
From net investment income:
Class A	—	(79)
Class I	(8,203)	(11,744)
From distributions to shareholders	(29,294)	(11,823)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	191,551	248,221
Class C	—	74,900
Class I	4,875,021	3,208,262
Net asset value of shares issued in reinvestment of distributions:
Class A	758	79
Class C	11	—
Class I	28,211	11,744
Payments for shares redeemed:
Class A	(57,452)	—
Class C	—	(15,779)
Class I	(1,135,727)	(1,849,269)
Net increase in net assets from shares of beneficial interest	3,902,373	1,678,158

TOTAL INCREASE IN NET ASSETS	5,122,820	2,411,373

NET ASSETS
Beginning of Period	7,779,163	5,367,790
End of Period *	$12,901,983	$7,779,163
* Includes accumulated net investment loss of:	$(39,508)	$(7,766)

See accompanying notes to financial statements.

Affinity Small Cap Fund
STATEMENT OF CHANGES IN NET ASSETS (Continued)

	For the Six Months
	Ended January 31, 2018	For the Year
	(Unaudited)	Ended July 31, 2017
SHARE ACTIVITY
Class A:
Shares Sold	15,450	24,372
Shares Reinvested	63	8
Shares Redeemed	(5,215)	—
Net increase in shares of beneficial interest outstanding	10,298	24,380

Class C:
Shares Sold	—	7,239
Shares Reinvested	1	—
Shares Redeemed	—	(1,584)
Net increase in shares of beneficial interest outstanding	1	5,655

Class I:
Shares Sold	390,700	314,431
Shares Reinvested	2,331	1,150
Shares Redeemed	(94,401)	(191,509)
Net increase in shares of beneficial interest outstanding	298,630	124,072

See accompanying notes to financial statements.

Affinity Small Cap Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Periods Presented

	Class A

	Six Months Ended		Year	Year
	January 31, 2018		Ended	Ended
	(Unaudited)		July 31, 2017	July 31, 2016 (1)
Net asset value, beginning of period	$10.66		$9.34	$10.00
Activity from investment operations:
Net investment income (loss) (4)	(0.04)		(0.02)	0.01
Net realized and unrealized gain (loss) on investments	1.81		1.35	(0.67)
Total from investment operations	1.77		1.33	(0.66)
Less distributions from:
Net investment income	—		(0.01)	—
Net realized gains	(0.03)		—	—
Total distributions	(0.03)		(0.01)	—
Net asset value, end of period	$12.40		$10.66	$9.34
Total return (2)	16.59	% (10)	14.20%	(6.60)%
Net assets, at end of period (000s)	$554		$367	$93
Ratio of gross expenses to average net assets (3)(5)	3.71	% (9)	4.99%	7.00	% (8)
Ratio of net expenses to average net assets (5)	1.75	% (9)	1.75%	1.75%
Ratio of net investment income (loss) to average net assets (5)(6)	(0.76	)% (9)	(0.33)%	0.07%
Portfolio Turnover Rate (7)	23	% (10)	64%	102%

(1)	The Affinity Small Cap Fund commenced operations on July 31, 2015.

(2)	Total returns are historical in nature and assume changes in sale price, reinvestment of dividends and capital gain distributions. Had the Adviser not waived or reimbursed a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(4)	Per share amounts calculated using the average shares method.

(5)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	All securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the portfolio turnover rate calculation.

(8)	As the Fund commenced operations on July 31, 2015 and share classes were funded at various levels over the period, the ratio presented is based upon the expected expense level for the class provided in the Fund’s prospectus.

(9)	Annualized for periods less than one full year.

(10)	Not annualized.

See accompanying notes to financial statements.

Affinity Small Cap Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Periods Presented

	Class C

	Six Months Ended		Year	Year
	January 31, 2018		Ended	Ended
	(Unaudited)		July 31, 2017	July 31, 2016 (1)
Net asset value, beginning of period	$10.52		$9.27	$10.00
Activity from investment operations:
Net investment loss (4)	(0.08)		(0.11)	(0.05)
Net realized and unrealized gain (loss) on investments	1.78		1.36	(0.68)
Total from investment operations	1.70		1.25	(0.73)
Less distributions from:
Net realized gains	(0.03)		—	—
Total distributions	(0.03)		—	—
Net asset value, end of period	$12.19		$10.52	$9.27
Total return (2)	16.15	% (10)	13.48%	(7.30)%
Net assets, at end of period (000s)	$89		$77	$16
Ratio of gross expenses to average net assets (3)(5)	4.46	% (9)	5.74%	7.75	% (8)
Ratio of net expenses to average net assets (5)	2.50	% (9)	2.50%	2.50%
Ratio of net investment loss to average net assets (5)(6)	(1.50	)% (9)	(1.14)%	(0.59)%
Portfolio Turnover Rate (7)	23	% (10)	64%	102%

(1)	The Affinity Small Cap Fund commenced operations on July 31, 2015.

(2)	Total returns are historical in nature and assume changes in sale price, reinvestment of dividends and capital gain distributions. Had the Adviser not waived or reimbursed a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(4)	Per share amounts calculated using the average shares method.

(5)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	All securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the portfolio turnover rate calculation.

(8)	As the Fund commenced operations on July 31, 2015 and share classes were funded at various levels over the period, the ratio presented is based upon the expected expense level for the class provided in the Fund’s prospectus.

(9)	Annualized for periods less than one full year.

(10)	Not annualized.

See accompanying notes to financial statements.

Affinity Small Cap Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Periods Presented

Class I

Six Months Ended	Year	Year
January 31, 2018	Ended	Ended
(Unaudited)	July 31, 2017	July 31, 2016 (1)
Net asset value, beginning of period	$10.71	$9.37	$10.00
Activity from investment operations:
Net investment income (loss) (4)	(0.03)	0.00	(10)	0.04
Net realized and unrealized gain (loss) on investments	1.82	1.36	(0.67)
Total from investment operations	1.79	1.36	(0.63)
Less distributions from:
Net investment income	(0.01)	(0.02)	—
Net realized gains	(0.03)	—	—
Total distributions	(0.04)	(0.02)	—
Net asset value, end of period	$12.46	$10.71	$9.37
Total return (2)	16.72	% (9)	14.57%	(6.30)%
Net assets, at end of period (000s)	$12,258	$7,335	$5,259
Ratio of gross expenses to average net assets (3)(5)	3.46	% (8)	4.74%	6.75%
Ratio of net expenses to average net assets (5)	1.50	% (8)	1.50%	1.50%
Ratio of net investment income (loss) to average net assets (5)(6)	(0.51	)% (8)	0.01%	0.44%
Portfolio Turnover Rate (7)	23	% (9)	64%	102%

(1)	The Affinity Small Cap Fund commenced operations on July 31, 2015.

(2)	Total returns are historical in nature and assume changes in sale price, reinvestment of dividends and capital gain distributions. Had the Adviser not waived or reimbursed a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(4)	Per share amounts calculated using the average shares method.

(5)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	All securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the portfolio turnover rate calculation.

(8)	Annualized for periods less than one full year.

(9)	Not annualized.

(10)	Amount represents less than $0.005.

See accompanying notes to financial statements.

Affinity Small Cap Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)
January 31, 2018

(1)	ORGANIZATION

The Affinity Small Cap Fund (the “Fund”) is a series of shares of beneficial interest of the Two Roads Shared Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on June 8, 2012, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund commenced operations on July 31, 2015. The investment objective seeks to provide capital growth and income.

The fund offers Class A, Class C and Class I shares. Class A shares are offered at net asset value (“NAV”) plus a maximum shares charge of 5.75%. Investors that purchase $1,000,000 or more of the Fund’s Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a contingent deferred sales charge (“CDSC”) on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on the shares redeemed. Class C shares of the Fund are sold at NAV without an initial sales charge but may be subject to a CDSC on shares redeemed during the first year after the initial purchase. Class I shares of the Fund are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees or a CDSC. Each share class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

(2)	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the last bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Short-term debt obligations, excluding U.S. Treasury Bills, having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

Affinity Small Cap Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
January 31, 2018

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Adviser and/or sub-Adviser. The team may also enlist third party consultants such as valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representative from each of the (i) Trust, (ii) administrator, and (iii) Adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the Adviser or sub-Adviser, the prices or values available do not represent the fair value of the instrument; factors which may cause the Adviser or sub-Adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the Adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the Adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the boards of directors of the Underlying Funds.

Open-ended funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Affinity Small Cap Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
January 31, 2018

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of January 31, 2018 for the Fund’s assets and liabilities measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$11,915,561	$—	$—	$11,915,561
Real Estate Investment Trusts	364,835	—	—	364,835
Total	$12,280,396	$—	$—	$12,280,396

There were no transfers into or out of Level 1 and Level 2 during the current period presented. It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period. The Fund did not hold any Level 3 securities during the period.

*	Refer to the Schedule of Investments for industry classification.

Affinity Small Cap Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
January 31, 2018

Security Transactions and Related Income

Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex-dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes

The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and, if so qualified, will not be liable for federal income taxes to the extent all earnings are distributed to shareholders on a timely basis. Therefore, no federal income tax provision has been recorded.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s tax returns for the open tax years ended July 31, 2015 and 2016, or expected to be taken for the year ended July 31, 2017. The Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses

Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification

The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on industry experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Affinity Small Cap Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
January 31, 2018

(3)	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the six months ended January 31, 2018 amounted to $5,551,687 and $2,019,457, respectively.

Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $10,353,121 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$2,083,490
Unrealized depreciation:	(156,215)
Net unrealized appreciation:	$1,927,275

(4)	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Regents Park Funds, LLC serves as the Fund’s investment adviser (the “Adviser”). Pursuant to an Investment Advisory Agreement with the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services, the Fund pays to the Adviser a monthly investment management fee at an annual rate of 0.95% of its average daily net assets. For the six months ended January 31, 2018, the Adviser earned $41,902 in investment management fees.

The advisory services provided to the Fund were novated from Anfield Capital Management, LLC (“Anfield”), the Fund’s former investment adviser, to Regents Park, effective November 28, 2017. Anfield and Regents Park are both wholly owned by Anfield Group, LLC, which is wholly owned by the David Young and Sandra G. Glain Family Trust. Regents Park was founded in May, 2016 and as of January 31, 2018, the Adviser had $42,326,007 assets under management. The novation of the investment advisory services provided to the Fund did not result in any change in: (i) the level of advisory services provided to the Fund (including the manner in which the Fund is managed or operated) as contemplated by the Investment Advisory Agreement between the Trust and the Adviser with respect to the Fund; (ii) the personnel who are responsible for providing or supervising the provision of investment advisory services (including those responsible for the management, portfolio management and operations of the Fund); (iii) the personnel ultimately responsible for overseeing such provision of services; and (iv) the terms of the Investment Advisory Agreement, including the compensation paid to the Fund’s Adviser.

The Adviser has entered into a sub-advisory agreement with Affinity Investment Advisers, LLC (“Affinity”) to serve as the Fund’s sub-adviser. The Adviser pays the sub-advisory fees from its advisory fee. Subject to oversight by the adviser, Affinity is responsible for managing the Fund’s investment portfolio according to the Fund’s investment objective, policies and restrictions.

Affinity Small Cap Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
January 31, 2018

The Adviser, pursuant to an Expense Limitation Agreement (the “Agreement”) has contractually agreed to reduce its fees and/or reimburse expenses of the Fund, at least until December 1, 2018 to ensure that Net Annual Operating Expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; expenses of other investment companies in which the Fund may invest (“acquired fund fees and expenses”); borrowing costs, such as interest and dividend expense on securities sold short; taxes; and extraordinary expenses, such as litigation expenses) will not exceed 1.75%, 2.50%, and 1.50% of the Fund’s average daily net assets for Class A, Class C, and Class I shares, respectively. The Agreement will allow the Adviser to recover amounts previously reimbursed for operating expenses to the Fund if such recoupment can be achieved within the foregoing expense limits. The amounts that can be recovered will be limited to the difference between the actual expense ratio and the amount of the expense limitation. Under such agreement, the Adviser can only recover such amounts for a period of up to three years. For the six months ended January 31, 2018, the Adviser waived fees and reimbursed expenses in the amount of $86,688 in expenses to the Fund. As of July 31, 2017 the Adviser can recoup waived and reimbursed expenses of $187,940 until July 31, 2019, and $190,434 until July 31, 2020. As of January 31, 2018 the amount due from the Adviser totaled $19,730, which has since been paid by the Adviser.

The Distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”). The Board has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% and 1.00% of its average daily net assets for Class A and Class C, respectively, and is paid to the Distributor to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts not otherwise required to be provided by the Adviser.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A, Class C and Class I shares. For the six months ended January 31, 2018, the Distributor received $6,908 in underwriting commissions for sales of Class A of which $982 was retained.

Class C shares of the Fund are not subject to an initial sales charge and may be subject to a 1.00% CDSC fee of the purchase price on shares redeemed during the first twelve months after their purchase. As of January 31, 2018, the amount of CDSC paid by the shareholders of the Fund was $0.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for servicing in such capacities.

BluGiant, LLC (“BluGiant”), BluGiant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, BluGiant receives customary fees from the Fund.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Affinity Small Cap Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
January 31, 2018

(5)	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions for the years ended July 31, 2017 and 2016 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	July 31, 2017	July 31, 2016
Ordinary Income	$11,823	$—
Long-Term Capital Gain	—	—
Return of Capital	—	—
	$11,823	$—

As of July 31, 2017, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$8,199	$21,068	$(13,912)	$—	$—	$878,680	$894,035

The difference between book basis and tax basis undistributed net investment loss and unrealized appreciation from investments is primarily attributable to adjustments relating to the Qualified Electing Fund election taken on passive foreign investment companies and adjustments for real estate investment trusts.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $13,912.

Permanent book and tax differences, primarily attributable to the adjustments for real estate investment trusts, resulted in reclassifications for the year ended July 31, 2017 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$—	$(7,530)	$7,530

(6)	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of January 31, 2018 the following held in excess of 25% of the voting securities of the Funds listed, for the sole benefit of customers and may be deemed to control the applicable Fund. As of January 31, 2018 Charles Schwab held 35.68% of the voting securities of the Fund for the sole benefit of customers and may be deemed to control the Fund.

(7)	SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Affinity Small Cap Fund
EXPENSE EXAMPLES (Unaudited)
January 31, 2018

As a shareholder of Affinity Small Cap Fund, you incur two types of costs: (1) transaction costs, including sales loads; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Affinity Small Cap Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Affinity Small Cap Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
Actual	8/1/17	1/31/18	8/1/17 – 1/31/18	8/1/17 – 1/31/18
Class A	$ 1,000.00	$ 1,165.90	$ 9.55	1.75%
Class C	1,000.00	1,161.50	13.62	2.50
Class I	1,000.00	1,167.20	8.19	1.50

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period**
(5% return before expenses)	8/1/17	1/31/18	8/1/17 – 1/31/18	8/1/17 – 1/31/18
Class A	$ 1,000.00	$ 1,016.38	$ 8.89	1.75%
Class C	1,000.00	1,012.60	12.68	2.50
Class I	1,000.00	1,017.64	7.63	1.50

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

**	Annualized.

PRIVACY NOTICE

FACTS	WHAT DOES TWO ROADS SHARED TRUST DO WITH YOUR PERSONAL INFORMATION

Why?	Financial companies choose how they share your personal information.

Federal law gives consumers the right to limit some but not all sharing.
Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	THE TYPES OF PERSONAL INFORMATION WE COLLECT AND SHARE DEPENDS ON THE PRODUCT OR SERVICE THAT YOU HAVE WITH US. THIS INFORMATION CAN INCLUDE:

● Social Security number and income

● Account transactions and transaction history

● Investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reason Two Roads Shared Trust chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Two Roads Shared Trust share?	Can you limit this sharing?
For our everyday business purposes –
such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes –	NO	We do not share
to offer our products and services to you
For joint marketing with other financial companies	NO	We do not share

For our affiliates’ everyday business purposes –	NO	We do not share
information about your transactions and experiences

For our affiliates’ everyday business purposes –	NO	We do not share
information about your creditworthiness
For our affiliates to market to you	NO	We do not share

For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-402-895-1600

What we do

How does Two Roads Shared Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.

These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does Two Roads Shared Trust	We collect your personal information, for example, when you
collect my personal information?
● open an account or give us contact information

● provide account information or give us your income information

● make deposits or withdrawals from your account

We also collect your personal information from other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Two Roads Shared Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● Two Roads Shared Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliates financial companies that together market financial products or services to you.

● Two Roads Shared Trust does not jointly market.

Proxy Voting Policy

Information regarding how the Fund votes proxies relating to portfolio securities for the most recent twelve month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-866-345-0588 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling1-866-345-0588.

Adviser
Regents Park Funds, LLC
4041 MacArthur Boulevard,
Suite 155
Newport Beach, CA 92660

Sub-Adviser
Affinity Investment Advisors, LLC
4041 MacArthur Boulevard,
Suite 150,
Newport Beach, CA 92660

Administrator
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which contains information about the Fund’s investment objective, risks, fees and expenses. Investors are reminded to read the summary prospectus carefully before investing in the Fund.

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Two Roads Shared Trust

By (Signature and Title)

/s/ James Colantino

James Colantino, Principal Executive Officer/President

Date 4/11/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ James Colantino

James Colantino, Principal Executive Officer/President

Date 4/11/2018

By (Signature and Title)

/s/ Laura Szalyga

Laura Szalyga, Principal Financial Officer/Treasurer

Date 4/11/2018